SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): August 1, 1997



                               IMN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-28666               14-1702188
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 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)


           520 Broad Hollow Road,  Melville, New York             11746
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            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (516) 747-3354


                             NGT Enterprises, Inc.
          100 Garden City Plaza, Suite 200 Garden City, New York 11530
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          (Former Name or Former Address, if Changed Since Last Report






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Item 2. Acquisition or Disposition of Assets

     (a)(i) On August 1, 1997, the Registrant and Green Shields Mortgage Corp. ("GSM") executed and delivered a stock purchase agreement (the "Agreement") pursuant to which the Registrant agreed to acquire from GSM 100% of the issued and outstanding shares of capital stock.

     (ii) The amount and source of consideration used by Registrant was: 1) One hundred forty four thousand nine hundred six (144,906) shares of the Registrant's common stock to be transferred to the name of Larry Enright (the principal of GSM); 2) the Belansen note as set forth on the December 31, 1996 financial statement of GSM, valued at approximately one hundred forty seven thousand dollars ($147,000) as of August 1, 1997 to be assigned to Larry Enright; and 3) a check payable to Larry Enright in the amount of three hundred fifty thousand dollars ($350,000). No loans or pledges were obtained for the purpose of acquiring 100% of the issued and outstanding capital stock of GSM.

     (iii)  The   principle   followed  in   determining   the  amount  of  such
consideration was based upon negotiations by the Registrant, GSM and Larry Enright.

     (b) The assets acquired by the Registrant were 100% of the issued and outstanding capital stock of GSM. The business of GSM is mortgage banking. The Registrant expects that GSM will remain a subsidiary of the registrant and that GSM's business will continue in a manner in which it was conducted prior to the acquisition.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial statements of the businesses acquired

     Pursuant to the provision of Item 7, Section A, Paragraph 4, financial statements of the acquired company will be furnished by amendment no later than 60 days after the date of this Form 8-K.

     (b) Pro forma financial information

     Pursuant to the provision of Item 7, Section B, Paragraph 4, proforma financial information will be furnished by amendment no later than 60 days after the date of this Form 8-K.

     (c) Exhibits

     Stock  Purchase  agreement  between the  Registrant and GSM dated August 1,
     1997.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IMN FINANCIAL CORP.
                                          (Registrant)

                                        By: /s/Edward Capuano
                                            Edward Capuano,
                                            President and Principal
                                            Executive Officer and
                                            Principal Financial Officer

     Dated: August 13, 1997
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